                                                                    EXHIBIT 21.1

                         TARRAGON REALTY INVESTORS, INC
                         SUBSIDIARIES OF THE REGISTRANT

The following is a list of all subsidiaries and partnership interests of Tarragon Realty Investors, Inc and the state or other jurisdiction of organization or incorporation (indention means direct parent relationship):

                                                                                                Jurisdiction of
                                                                                                Organization or
Name of Entity                                                                                   Incorporation
--------------                                                                                  ---------------

Acadian Place Apartments, L.L.C. 99.00%                                                          LOUISIANA
Acadian Place Holdings, L.L.C. 100.00%                                                           LOUISIANA
   Acadian Place Apartments, L.L.C. 1.00%                                                        LOUISIANA
Ansonia Liberty, L.L.C. 90.00%                                                                   CONNECTICUT
Antelope Pines Estates, L.P. 1.00%                                                               CALIFORNIA
Aspentree National Associates, L.P. 99.00%                                                       TEXAS
   Larchmont Associates Limited Partnership 99.00%                                               MARYLAND
Carlyle Tower National Associates Limited Partnership 99.00%                                     MICHIGAN
Collegewood Property, Inc. 100.00%                                                               FLORIDA
Consolidated Capital Properties II, a Texas Limited Partnership 99.50%                           TEXAS
   Creekwood Apartment Owners, L.L.C. 100.00%                                                    FLORIDA
   English Village Partners, a California limited partnership 89.00%                             CALIFORNIA
Cornell National, L.C. 100.00%                                                                   CALIFORNIA
   Devonshire Apartment Owners, L.L.C. 99.00%                                                    COLORADO
Emerson Center Company 50.00%                                                                    GEORGIA
Forest Oaks National, Inc. 100.00%                                                               TEXAS
   Lamplighter Associates, Ltd. 99.00%                                                           GEORGIA
Forest Park Tarragon, L.L.C. 90.00%                                                              COLORADO
Fountainhead Apartments-National, Ltd. 99.00%                                                    FLORIDA
Fountainhead, Inc. 50.00%                                                                        FLORIDA
   Fountainhead Apartments-National, Ltd. 1.00%                                                  FLORIDA
French Villa Apartments, L.L.C. 100.00%                                                          OKLAHOMA
   French Villa National Associates Limited Partnership 99.00%                                   OKLAHOMA
Guardian-Jupiter Partners, Ltd. 69.00%                                                           FLORIDA
Heather Limited Partnership 99.00%                                                               MARYLAND
Heron Cove National, Inc. 100.00%                                                                FLORIDA
   National Omni Associates, L.P. 45.00%                                                         DELAWARE
   Palm Grove Gardens, Ltd. 90.00%                                                               FLORIDA
   Silver Creek Apartments, Ltd. 90.00%                                                          FLORIDA
Kirklevington Apartments I, L.L.C. 100.00%                                                       KENTUCKY
Lake Point National, Inc. 100.00%                                                                TENNESSEE
Lake Sherwood Partners, L.L.C. 70.00%                                                            FLORIDA
M8CP, Inc. 50.00%                                                                                CONNECTICUT
   Merritt 8 Acquisitions, L.L.C. 1.00%                                                          CONNECTICUT
Marina Park National Partners 90.00%                                                             FLORIDA
Martin's Landing Associates, Ltd. 99.00%                                                         GEORGIA
Midway Mills Partners, L.P. 99.00%                                                               TEXAS
Morningside National, Inc. 100.00%                                                               FLORIDA
Mountain View National, Inc. 100.00%                                                             NEVADA
   Danforth Apartment Owners, L.L.C. 0.01%                                                       FLORIDA
   Guardian-Jupiter Partners, Ltd. 1.00%                                                         FLORIDA
   RI Panama City, Ltd. 1.00%                                                                    FLORIDA
   RI Windsor, Ltd. 1.00%                                                                        FLORIDA


   Tarragon Savannah I, L.L.C. 0.01%                                                             GEORGIA
   Tarragon Savannah II, L.L.C. 0.01%                                                            GEORGIA
   Vineyard at Eagle Harbor, L.L.C. 0.01%                                                        FLORIDA
Mustang Creek National, Inc. 100.00%                                                             TEXAS
   Mustang Creek National, L.P. 1.00%                                                            TEXAS
National Income Realty Investors, Inc. 100.00%                                                   NEVADA
   Bayfront National Associates, L.P. 1.00%                                                      TEXAS
   Carlyle Tower National Associates Limited Partnership 1.00%                                   MICHIGAN
   Consolidated Capital Properties II, a Texas Limited Partnership 0.50%                         TEXAS
   Emerson Center Company 50.00%                                                                 GEORGIA
   Heather Limited Partnership 1.00%                                                             MARYLAND
   Houston Highway South, L.P. 1.00%                                                             TEXAS
   J.S. Acquisition Corp. 100.00%                                                                NEVADA
   Lamplighter Associates, Ltd. 1.00%                                                            GEORGIA
   Marina Park National Partners 10.00%                                                          FLORIDA
   Martin's Landing Associates, Ltd. 1.00%                                                       GEORGIA
   Midway Mills Partners, L.P. 1.00%                                                             TEXAS
   Observatory Partners, L.P. 1.00%                                                              TEXAS
   Paramus Tarragon, L.L.C. 1.00%                                                                NEW JERSEY
   Parkdale Gardens National Corp. 100.00%                                                       TEXAS
   PB Acquisition Corp. 100.00%                                                                  NEVADA
       Ansonia Apartments, L.P. 70.00%                                                           DELAWARE
         Ansonia Acquisitions I, L.L.C. 100.00%                                                  DELAWARE
         Ansonia Acquisitions II, L.L.C. 100.00%                                                 DELAWARE
         Ansonia Acquisitions III, L.L.C. 100.00%                                                DELAWARE
         Ansonia Acquisitions IV, L.L.C. 100.00%                                                 DELAWARE
            Dogwood Hills Apartments, L.L.C. 100.00%                                             CONNECTICUT
            Emerald Pointe Apartments, L.L.C.  90.00%                                            CONNECTICUT
            Hamden Centre Apartments, L.L.C. 100.00%                                             CONNECTICUT
         Ansonia Acquisitions V, L.L.C. 100%                                                     DELAWARE
         Ansonia Mix Avenue, L.L.C. 100%                                                         DELAWARE
         Autumn Ridge Partners 100%                                                              DELAWARE
         Meriden East Partners 100%                                                              DELAWARE
   Rancho Sorrento Leasing Corp. 100.00%                                                         NEVADA
   Regency Green National Corp. 100.00%                                                          NEVADA
       Houston Highway South, L.P. 99.00%                                                        TEXAS
       Regent Circle, L.L.C. 1.00%                                                               FLORIDA
     Summit on the Lake Associates, Ltd. 1.00%                                                   TEXAS
   Tarragon Lake Point Partnership 99.00%                                                        TENNESSEE
   Vistas at Lake Worth Limited Partnership 1.00%                                                TEXAS
   West Dale National Associates, L.P. 1.00%                                                     TEXAS
   Woodbrier National, L.P. 1.00%                                                                OKLAHOMA
   Woodcreek National Associates, L.P. 1.00%                                                     COLORADO
National Omni Associates, L.P. 24.50%                                                            DELAWARE
Newport / Plantation Property, L.C. 90.00%                                                       FLORIDA
Omni Equities Corporation 50.00%                                                                 FLORIDA
Orlando Central Park Tarragon, L.L.C. 100.00%                                                    FLORIDA
Palm Court Apartment Owners, Inc. 100.00%                                                        FLORIDA
Paramus Tarragon, L.L.C. 99.00%                                                                  NEW JERSEY
Plaza Hills National, Inc. 100.00%                                                               MISSOURI
Regent Circle, L.L.C. 99.00%                                                                     FLORIDA
Riverhouse Tarragon, L.L.C. 100%                                                                 DELAWARE


SO. Elms National Associates Limited Partnership 99.00%                                          OKLAHOMA
Stewart Square National, Inc. 100.00%                                                            NEVADA
Summit / Tarragon Murfreesboro, L.L.C. 70.00%                                                    TENNESSEE
Summit on the Lake Associates, Ltd. 99.00%                                                       TEXAS
Tampa Palms Tarragon, L.L.C. 100.00%                                                             FLORIDA
Tarragon Briarwest Partners 99.00%                                                               TEXAS
Tarragon Briarwest, Inc. 100.00%                                                                 TEXAS
Tarragon Calistoga, L.L.C. 80.00%                                                                NEVADA
   Calistoga Ranch Owners, L.L.C. 5.00%                                                          CALIFORNIA
Tarragon Development Company, L.L.C. 50.00%                                                      DELAWARE
   Danforth Apartment Owners, L.L.C. 98.99%                                                      FLORIDA
   Lake Lotta Apartments, L.L.C. 100%                                                            FLORIDA
   Plantation Bay Apartments, L.L.C. 100.00%                                                     FLORIDA
   RI Panama City, Ltd. 99%                                                                      FLORIDA
   RI Windsor, Ltd. 99%                                                                          FLORIDA
   Tarragon Huntsville Apartments, L.L.C. 100.00%                                                ALABAMA
   Tarragon Savannah I, L.L.C. 98.99%                                                            GEORGIA
   Tarragon Savannah II, L.L.C. 98.99%                                                           GEORGIA
   Tarragon Stoneybrook Apartments, L.L.C. 100.00%                                               FLORIDA
   Vineyard at Eagle Harbor, L.L.C. 98.99%                                                       FLORIDA
Tarragon Development Corporation 100.00%                                                         NEVADA
Tarragon Diamond Loch, Inc. 100.00%                                                              TEXAS
Tarragon Limited, Inc. 100.00%                                                                   NEVADA
   Bayfront National Associates, L.P. 99.00%                                                     TEXAS
   Mustang Creek National, L.P. 99.00%                                                           TEXAS
   Observatory Partners, L.P. 99.90%                                                             TEXAS
   Tarragon 820, L.P. 99.90%                                                                     TEXAS
   Tarragon Brooks, L.P. 99.90%                                                                  TEXAS
   Tarragon Time Square I, L.P. 99.90%                                                           TEXAS
   Tarragon University I, L.P. 99.90%                                                            TEXAS
   Vinland Riverside Partners, L.P. 99.00%                                                       TEXAS
Tarragon Management, Inc. 100.00%                                                                TEXAS
   Accord Properties Associates, L.L.C. 100.00%                                                  CONNECTICUT
Tarragon Mariner Plaza, Inc. 100.00%                                                             FLORIDA
Tarragon Merritt 8, Inc. 100.00%                                                                 CONNECTICUT
   Merritt 8 Acquisitions, L.L.C. 74.50%                                                         CONNECTICUT
Tarragon O'Hare Office Park, Inc. 100.00%                                                        ILLINOIS
Tarragon Stratford, Inc. 100.00%                                                                 CONNECTICUT
   Merritt Stratford, L.L.C. 49.50%                                                              CONNECTICUT
Tarragon Time Square, Inc. 100.00%                                                               TEXAS
   Tarragon Time Square I, L.P. 10.00%                                                           TEXAS
Tarragon Turtle, Inc. 100.00%                                                                    TEXAS
   Tarragon 820, L.P. 0.10%                                                                      TEXAS
Tarragon University, Inc. 100.00%                                                                TEXAS
   Tarragon University I, L.P. 0.10%                                                             TEXAS
Temple Terrace Tarragon, L.L.C. 100.00%                                                          FLORIDA
Texas National Construction, Inc. 100.00%                                                        TEXAS
Thirteenth Street Development, L.L.C. 90%                                                        NEW JERSEY
TRI Antelope, Inc. 100.00%                                                                       NEVADA
   Antelope Pines Estates, L.P. 48.00%                                                           CALIFORNIA


TRI Woodcreek, Inc. 100.00%                                                                      NEVADA
   Woodcreek Garden Apartments, a California limited partnership 48.00%                          CALIFORNIA
Vinland Holly House, Inc. 100.00%                                                                FLORIDA
Vinland Oakbrook, Inc. 100.00%                                                                   TEXAS
   Tarragon Brooks, L.P. 0.10%                                                                   TEXAS
Vinland Park 20, Inc. 100.00%                                                                    FLORIDA
Vinland Property Investors, Inc. 100.00%                                                         NEVADA
   Aspentree National Associates, L.P. 1.00%                                                     TEXAS
   SO. Elms National Associates Limited Partnership 1.00%                                        OKLAHOMA
   Vinland Aspentree, Inc. 100.00%                                                               TEXAS
   Vinland Riverside Partners, L.P. 1.00%                                                        TEXAS
Vintage National, Inc. 100.00%                                                                   TEXAS
   Vintage Legacy Lakes National, L.P. 0.10%                                                     TEXAS
Vistas at Lake Worth Limited Partnership 99.00%                                                  TEXAS
West Dale National Associates, L.P. 99.00%                                                       TEXAS
Woodbrier National, L.P. 99.00%                                                                  OKLAHOMA
Woodcreek Garden Apartments, a California limited partnership 1.00%                              CALIFORNIA
Woodcreek National Associates, L.P. 99.00%                                                       COLORADO
Woodcreek National, L.C. 100.00%                                                                 FLORIDA